Supplement to Spinnaker Plus Prospectus
                       Supplement dated February 23, 2005
              to Prospectus dated December 1, 2004 as supplemented

Effective April 29, 2005, Symetra Life Insurance Company has decided to discontinue sales of the Spinnaker Plus annuity, no longer allowing new sales of the contract. As a current contract owner, your level of service will not be affected, you will continue to be able to make on-going contributions to your existing contract and you will still have all rights and benefits under the contract.

In conjunction with the discontinuation of sales, Symetra Life Insurance Company will be making changes to the investment options offered to existing contractowners under the Spinnaker Plus contract. Effective April 29, 2005, we will be closing some portfolios to all contributions. You may leave any assets currently invested in these portfolios intact, however, effective April 29, 2005, no additional contributions may be made to the following portfolios:



AIM V.I. Aggressive Growth Fund (Series I Shares)
AIM V.I. Growth Fund (Series I shares)
AIM V.I. Health Sciences Fund (Series I Shares)
Dreyfus VIF Quality Bond Portfolio - Initial Shares
Federated Capital Income Fund II
Federated International Equity Fund II
Fidelity VIP Asset ManagerSM Portfolio
Fidelity VIP Growth Opportunities Portfolio
ING VP Emerging Markets Fund
ING VP Natural Resources Trust
JPMorgan U.S. Large Cap Core Equity Portfolio
Scudder Variable Series I: Balanced Portfolio
Scudder Variable Series I: International Portfolio